Exhibit 10.1


                               Fifth Amendment to
                         Executive Employment Agreement
                                John C. Antenucci

This FIFTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT ("Fifth Amendment") is entered into as of December 26, 2007 by and between PlanGraphics Inc., a Colorado Corporation, formerly known as Integrated Spatial Information Solution, Inc. ("Employer") and John C. Antenucci ("Executive").

WHEREAS, Executive and Employer are parties to an Executive Employment Agreement dated May 1, 2002 ("the Agreement"); and

WHEREAS, the term of the Agreement was previously extended from time to time through December 31, 2007,

WHEREAS, the parties mutually desire to further extend the term and modify the provisions of the Agreement.

NOW THEREFORE, and in consideration of the mutual covenants and agreements hereunder contained, the parties hereby agree as follows:

     1) Paragraph 2 of this Agreement is hereby amended to change the Expiration Date to December 31, 2008.
     2) Beginning October 1, 2007, the Executive shall place in a salary-at-risk-account and on prorata bi-monthly basis, fifteen percent (15%) of the Executive's annual salary, $23,550,
     3) All other terms and condition of the Agreement as amended shall remain unchanged

     EXECUTIVE                            PLANGRAPHICS, INC
                                          A Colorado Corporation

     /S/ John C. Antenucci                /S/ John C. Antenucci
     ------------------------             ---------------------
     John C. Antenucci                    John C. Antenucci
                                          President and CEO
     Date:    12/26/07                    Date: 12.26.07

                                          WITNESS:
                                          /S/ Fred Beisser
                                          Fred Beisser
     Date:    12/31/2007                  Secretary of the Corporation